Exhibit 99.1
Exterran Holdings and Exterran Partners Report
First Quarter 2009 Results

HOUSTON, May 7, 2009 – Exterran Holdings, Inc. (NYSE: EXH) and Exterran Partners, L.P. (NASDAQ: EXLP) today reported financial results for the first quarter 2009.

Exterran Holdings, Inc. Financial Results

Exterran Holdings reported a net loss attributable to Exterran stockholders for the first quarter 2009 of $59.4 million, or $0.97 per diluted share, compared to a net loss attributable to Exterran stockholders for the fourth quarter 2008 of $1,055.4 million, or $16.70 per diluted share, and net income attributable to Exterran stockholders for the first quarter 2008 of $49.4 million, or $0.73 per diluted share.

As previously disclosed, first quarter 2009 results included pretax charges that totaled $103.9 million, including a $96.6 million non-cash charge related to our investments in non-consolidated affiliates in Venezuela and a $7.3 million charge for manufacturing facility consolidation and impairment related expenses.  Excluding these charges, net income attributable to Exterran stockholders for the first quarter 2009 was $33.4 million, or $0.53 per diluted share.  The charge related to our investments in non-consolidated affiliates did not impact our cash flows, liquidity position, or compliance with debt covenants.

Net income attributable to Exterran stockholders, excluding charges was $55.8 million, or $0.85 per diluted share for the fourth quarter 2008 and net income attributable to Exterran stockholders, excluding charges was $53.1 million, or $0.79 per diluted share for the first quarter 2008.

Revenue was $737.9 million for the first quarter 2009 compared to $830.4 million for the fourth quarter 2008 and $740.1 million for the first quarter 2008.  EBITDA, as adjusted (as defined below), was $182.6 million for the first quarter 2009 compared to $219.0 million for the fourth quarter 2008 and $211.2 million for the first quarter 2008.

Commenting on the results, Stephen A. Snider, Exterran Holdings’ Chief Executive Officer, said, “The global economic slowdown has resulted in a reduced level of energy demand.  Our customers have scaled back activity levels, as reflected by reduced capital expenditure levels and lower drilling rig counts, particularly in North America.  We expect that business conditions will continue to be challenging until natural gas supply and demand are more in balance.”

Ernie L. Danner, Exterran Holdings’ President and Chief Operating Officer, said, “As a result of our expectations for continued weakness in the North America natural gas market over the remainder of 2009 and our concern regarding our Venezuelan operations, we are working diligently to ensure that our costs are in line with our business activity levels.  Earlier this year, we disclosed our plans to consolidate our fabrication operations in North America, which include the closure of one major facility and the discontinuation of compressor fabrication activities at another. Today, we are announcing that we will reduce operating and general and administrative costs, including headcount reductions, in all facets of our business.

We believe, however, that the longer-term growth prospects for our company are strong given our leading market positions in our focus areas, and we intend to continue to execute our business strategies including the expansion of our international contract operations business through the successful execution of our backlog of new projects.”

Exterran Partners, L.P. Financial Results

Exterran Partners reported revenue of $48.2 million for the first quarter 2009 compared to $49.1 million for the fourth quarter 2008 and $35.3 million for the first quarter 2008.  Net income was $6.7 million, or $0.33 per diluted limited partner unit, for the first quarter 2009 compared to $7.8 million, or $0.39 per diluted limited partner unit, for the fourth quarter 2008 and $6.5 million, or $0.38 per diluted limited partner unit, for the first quarter 2008.

EBITDA, as further adjusted (as defined below), totaled $22.8 million for the first quarter 2009 compared to $23.8 million for the fourth quarter 2008 and $19.2 million for the first quarter 2008.  Distributable cash flow (as defined below) totaled $13.2 million for the first quarter 2009 compared to $14.1 million for the fourth quarter 2008 and $14.0 million for the first quarter 2008.

“Exterran Partners had another solid performance in the first quarter in light of the significant decline in U.S. drilling activity, driven by the relatively stable and recurring nature of our production-related activities,” commented Mr. Danner, President and Chief Operating Officer of Exterran Partners’ managing general partner.

On April 30, 2009, Exterran Partners announced a cash distribution of $0.4625 per limited partner unit for the first quarter 2009, compared to $0.4625 per limited partner unit for the fourth quarter 2008 and $0.425 per limited partner unit for the first quarter 2008.

Conference Call Details
Exterran Holdings, Inc. (NYSE: EXH) and Exterran Partners, L.P. (NASDAQ: EXLP) announce the following schedule and teleconference information for their first quarter 2009 earnings release:

•
Teleconference: Thursday, May 7, 2009 at 11:00 a.m. Eastern Time, 10:00 a.m. Central Time.  To access the call, United States and Canadian participants should dial 888-599-8691. International participants should dial 913-312-6684 at least 10 minutes before the scheduled start time. Please reference Exterran conference call number 1083744.

•	Live Webcast: The webcast will be available in listen-only mode via the companies’ website: www.exterran.com.

•
Webcast Replay: For those unable to participate, a replay will be available from 2:00 p.m. Eastern Time on Thursday, May 7, 2009, until 2:00 p.m. Eastern Time on Thursday, May 14, 2009. To listen to the replay, please dial 888-203-1112 in the United States and Canada, or 719-457-0820 internationally, and enter access code 1083744.

*****
With respect to Exterran Holdings, EBITDA, as adjusted, a non-GAAP measure, is defined as net income (loss) plus income taxes, interest expense (including debt extinguishment costs and gain or loss on termination of interest rate swaps), depreciation and amortization expense, impairment charges, merger and integration expenses, excluding non-recurring items, and extraordinary gains or losses.

With respect to Exterran Partners, EBITDA, as further adjusted, a non-GAAP measure, is defined as net income plus income taxes, interest expense, depreciation and amortization expense, non-cash selling, general and administrative (“SG&A”) expenses and any amounts by which cost of sales and selling, general and administrative costs are reduced as a result of caps on these costs contained in the omnibus agreement to which Exterran Holdings and Exterran Partners are parties (the “Omnibus Agreement”), which amounts are treated as capital contributions from Exterran Holdings for accounting purposes, and excluding non-recurring items.

With respect to Exterran Partners, distributable cash flow, a non-GAAP measure, is defined as net income plus depreciation and amortization expense, non-cash SG&A expenses, interest expense and any amounts by which cost of sales and selling, general and administrative costs are reduced as a result of caps on these costs contained in the Omnibus Agreement, which amounts are treated as capital contributions from Exterran Holdings for accounting purposes, less cash interest expense and maintenance capital expenditures, and excluding gains/losses on asset sales and non-recurring items.

With respect to Exterran Holdings, Gross Margin, a non-GAAP measure, is defined as total revenue less cost of sales (excluding depreciation and amortization expense).

With respect to Exterran Partners, Gross Margin, as adjusted, a non-GAAP measure, is defined as total revenue less cost of sales (excluding depreciation and amortization expense) plus any amounts by which cost of sales are reduced as a result of caps on these costs contained in the Omnibus Agreement, which amounts are treated as capital contributions from Exterran Holdings for accounting purposes.

About Exterran Holdings and Exterran Partners
Exterran Holdings, Inc. is a global market leader in full service natural gas compression and a premier provider of operations, maintenance, service and equipment for oil and gas production, processing and transportation applications.  Exterran Holdings serves customers across the energy spectrum—from producers to transporters to processors to storage owners.  Headquartered in Houston, Texas, Exterran and its over 10,000 employees have operations in over 30 countries.

Exterran Partners, L.P. provides natural gas contract operations services to customers throughout the United States.  Exterran Holdings indirectly owns a majority interest in Exterran Partners.

For more information, visit www.exterran.com.

Forward-Looking Statements
All statements in this release (and oral statements made regarding the subjects of this release) other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of Exterran Holdings and Exterran Partners (the “Companies”), which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to: Exterran Holdings’ expectations with respect to the impact of the global economic slowdown and reduced level of energy demand, including their impact on the political and economic conditions in the countries in which we operate; the stable and recurring nature of Exterran Partners’ production-related activities; the Companies’ operational and financial strategies and ability to successfully effect those strategies, including Exterran Holdings’ ability to reduce costs and execute on its backlog of international contract operations projects; and the Companies’ financial and operational outlook and ability to fulfill that outlook.

While the Companies believe that the assumptions concerning future events are reasonable, they caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of their business.  Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: local, regional, national and international economic conditions and the impact they may have on the Companies and their customers; changes in tax laws that impact master limited partnerships; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil and natural gas and the impact on the price of oil and natural gas; Exterran Holdings’ ability to timely and cost-effectively obtain components necessary to conduct the Companies’ business; changes in political or economic conditions in key operating markets, including international markets; changes in safety and environmental regulations pertaining to the production and transportation of oil and natural gas; and, as to each of the Companies, the performance of the other entity.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in Exterran Holdings’ Annual Report on Form 10-K for the year ended December 31, 2008, Exterran Partners’ Annual Report on Form 10-K for the year ended December 31, 2008, and those set forth from time to time in the Companies’ filings with the Securities and Exchange Commission, which are currently available at www.exterran.com.  Except as required by law, the Companies expressly disclaim any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

Exterran Contact Information:
Investors: David Oatman (281) 836-7035
Media: Susan Nelson (281) 836-7297

SOURCE: Exterran Holdings, Inc. and Exterran Partners, L.P.

 (Tables Follow)

EXTERRAN HOLDINGS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended
	March 31,	December 31,	March 31,
	2009	2008	2008
Revenues:
North America contract operations	$194,393	$198,964	$199,076
International contract operations	123,012	135,992	119,892
Aftermarket services	77,879	101,464	84,172
Fabrication	342,609	393,971	336,949
	737,893	830,391	740,089

Costs and expenses:
Cost of sales (excluding depreciation and amortization expense):
North America contract operations	83,705	82,834	88,288
International contract operations	45,301	49,899	39,385
Aftermarket services	61,200	82,516	66,927
Fabrication	286,714	308,051	263,743
Selling, general and administrative	91,518	95,178	89,687
Merger and integration expenses	-	1,765	4,439
Depreciation and amortization	92,939	96,452	90,449
Fleet impairment	-	21,659	1,450
Manufacturing facility consolidation and impairment	7,304	-	-
Goodwill impairment	-	1,148,371	-
Interest expense	26,565	33,034	33,220
Equity in (income) loss of non-consolidated affiliates	91,117	(4,262)	(6,093)
Other (income) expense, net	(7,661)	(2,838)	(12,999)
	778,702	1,912,659	658,496

Income (loss) before income taxes	(40,809)	(1,082,268)	81,593
Provision for (benefit from) income taxes	17,091	(30,214)	29,977
Income (loss) from continuing operations	(57,900)	(1,052,054)	51,616
Income from discontinued operations, net of tax	-	-	398
Net income (loss)	(57,900)	(1,052,054)	52,014
Less: net income attributable to the noncontrolling interest	(1,514)	(3,359)	(2,643)
Net income (loss) attributable to Exterran stockholders	$(59,414)	$(1,055,413)	$49,371

Basic income (loss) per common share:
Income (loss) from continuing operations attributable to Exterran stockholders	$(0.97)	$(16.70)	$0.75
Income from discontinued operations attributable to Exterran stockholders	-	-	0.01
Net income (loss) attributable to Exterran stockholders	$(0.97)	$(16.70)	$0.76

Diluted income (loss) per common share(1):
Income (loss) from continuing operations attributable to Exterran stockholders	$(0.97)	$(16.70)	$0.73
Income from discontinued operations attributable to Exterran stockholders	-	-	-
Net income (loss) attributable to Exterran stockholders	$(0.97)	$(16.70)	$0.73

Weighted average common and equivalent shares outstanding:
Basic	61,209	63,191	65,065
Diluted	61,209	63,191	68,831

Income (loss) attributable to Exterran stockholders:
Income (loss) from continuing operations	$(59,414)	$(1,055,413)	$48,973
Gain from sales of discontinued operations, net of tax	-	-	398
Net income (loss) attributable to Exterran stockholders	$(59,414)	$(1,055,413)	$49,371

(1) Net income (loss) for the diluted earnings (loss) per share calculation for the three-month period ending March 31, 2008 is adjusted to add back interest expense and amortization of financing costs, net of tax, relating to the Company's convertible senior notes totaling $1.2 million.

EXTERRAN HOLDINGS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except percentages)

	Three Months Ended
	March 31,	December 31,	March 31,
	2009	2008	2008
Revenues:
North America contract operations	$194,393	$198,964	$199,076
International contract operations	123,012	135,992	119,892
Aftermarket services	77,879	101,464	84,172
Fabrication	342,609	393,971	336,949
Total	$737,893	$830,391	$740,089

Gross Margin (1):
North America contract operations	$110,688	$116,130	$110,788
International contract operations	77,711	86,093	80,507
Aftermarket services	16,679	18,948	17,245
Fabrication	55,895	85,920	73,206
Total	$260,973	$307,091	$281,746

Selling, General and Administrative	$91,518	$95,178	$89,687
% of Revenues	12%	11%	12%

EBITDA, as adjusted (1)	$182,555	$219,013	$211,151
% of Revenues	25%	26%	29%

Capital Expenditures	$123,111	$133,200	$102,575
Less: Proceeds from Sale of PP&E	(3,194)	(11,905)	(2,527)
Net Capital Expenditures	$119,917	$121,295	$100,048

Gross Margin Percentage:
North America contract operations	57%	58%	56%
International contract operations	63%	63%	67%
Aftermarket services	21%	19%	20%
Fabrication	16%	22%	22%
Total	35%	37%	38%

Total Available Horsepower (at period end):
North America contract operations	4,576	4,570	4,476
International contract operations	1,508	1,504	1,461
Total	6,084	6,074	5,937

Total Operating Horsepower (at period end):
North America contract operations	3,308	3,455	3,535
International contract operations	1,311	1,372	1,350
Total	4,619	4,827	4,885

Total Operating Horsepower (average):
North America contract operations	3,389	3,454	3,585
International contract operations	1,345	1,368	1,317
Total	4,734	4,822	4,902

Horsepower Utilization (at period end):
North America contract operations	72%	76%	79%
International contract operations	87%	91%	92%
Total	76%	79%	82%

Fabrication Backlog:
Compression & accessory	$354,816	$395,472	$354,073
Production & processing equipment	695,792	732,715	919,173
Total	$1,050,608	$1,128,187	$1,273,246

Debt to Capitalization:
Debt	$2,553,908	$2,512,429	$2,326,104
Exterran stockholders' equity	1,980,704	2,043,786	3,186,342
Capitalization	$4,534,612	$4,556,215	$5,512,446
Total Debt to Capitalization	56.3%	55.1%	42.2%

(1) Management believes disclosure of EBITDA, as adjusted, and Gross Margin, both non-GAAP measures, provides useful information to investors because, when viewed with our GAAP results and accompanying reconciliations, they provide a more complete understanding of our performance than GAAP results alone.  Management uses EBITDA, as adjusted, and Gross Margin as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons. In addition, EBITDA, as adjusted, is used by management as a valuation measure.

EXTERRAN HOLDINGS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except per share amounts)

		Three Months Ended
	March 31,	December 31,	March 31,
	2009	2008	2008

Reconciliation of GAAP to Non-GAAP Financial Information:

Income (loss) from continuing operations	$(57,900)	$(1,052,054)	$51,616
Depreciation and amortization	92,939	96,452	90,449
Fleet impairment	-	21,659	1,450
Manufacturing facility consolidation and impairment	7,304	-	-
Investment in non-consolidated affiliates impairment	96,556	-	-
Goodwill impairment	-	1,148,371	-
Interest expense	26,565	33,034	33,220
Merger and integration expenses	-	1,765	4,439
Provision for (benefit from) income taxes	17,091	(30,214)	29,977
EBITDA, as adjusted (1)	182,555	219,013	211,151
Selling, general and administrative	91,518	95,178	89,687
Equity in (income) loss of non-consolidated affiliates	91,117	(4,262)	(6,093)
Investment in non-consolidated affiliates impairment	(96,556)	-	-
Other (income) expense, net	(7,661)	(2,838)	(12,999)
Gross Margin (1)	$260,973	$307,091	$281,746

Net income (loss) attributable to Exterran stockholders	$(59,414)	$(1,055,413)	$49,371
Charges, after-tax:
Fleet impairment	-	14,728	914
Manufacturing facility consolidation and impairment	4,675	-	-
Investment in non-consolidated affiliates impairment	88,156	-	-
Goodwill impairment	-	1,095,428	-
Merger and integration expenses	-	1,094	2,796
Net income attributable to Exterran stockholders, excluding charges	$33,417	$55,837	$53,081

Diluted net income (loss) attributable to Exterran stockholders per common share	$(0.97)	$(16.70)	$0.73
Adjustment for charges, after-tax, per common share	1.50	17.55	0.06
Diluted net income attributable to Exterran stockholders per common share, excluding charges	$0.53	$0.85	$0.79

(1) Management believes disclosure of EBITDA, as adjusted, diluted income (loss) attributable to Exterran stockholders per common share, excluding charges, and Gross Margin, non-GAAP measures, provides useful information to investors because, when viewed with our GAAP results and accompanying reconciliations, they provide a more complete understanding of our performance than GAAP results alone.  Management uses EBITDA, as adjusted, diluted income per common share from continuing operations, excluding charges, and Gross Margin as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons. In addition, EBITDA, as adjusted, is used by management as a valuation measure.

EXTERRAN PARTNERS, L.P.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per unit amounts)

	Three Months Ended
	March 31,	December 31,	March 31,
	2009	2008	2008

Revenue	$48,233	$49,056	$35,267

Costs and expenses:
Cost of sales (excluding depreciation and amortization)	22,182	21,583	16,143
Depreciation and amortization	8,334	8,026	5,674
Selling, general and administrative	6,001	5,916	3,001
Interest expense	4,819	5,826	3,801
Other (income) expense, net	27	(291)	(10)
Total costs and expenses	41,363	41,060	28,609
Income before income taxes	6,870	7,996	6,658
Income tax expense	149	186	111
Net income	$6,721	$7,810	$6,547

General partner interest in net income	$383	$401	$187

Limited partner interest in net income	$6,338	$7,409	$6,360

Weighted average limited partners' units outstanding:
Basic	19,101	19,092	16,679

Diluted	19,103	19,097	16,791

Earnings per limited partner unit:
Basic	$0.33	$0.39	$0.38

Diluted	$0.33	$0.39	$0.38

EXTERRAN PARTNERS, L.P.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except per unit amounts)

	Three Months Ended
	March 31,		December 31,		March 31,
	2009		2008		2008

Revenue	$48,233		$49,056		$35,267

Gross Margin, as adjusted (1)	$28,704		$29,307		$22,698

EBITDA, as further adjusted (1)	$22,766		$23,838		$19,161
% of Revenue	47%		49%		54%

Capital Expenditures	$7,201		$7,072		$4,469
Proceeds from Sale of Compression Equipment	-		(3,284)		-
Net Capital Expenditures	$7,201		$3,788		$4,469

Gross Margin percentage, as adjusted	60%		60%		64%

Distributable cash flow (2)	$13,226		$14,140		$14,020

Distributions per Limited Partner Unit	$0.4625		$0.4625		$0.4250
Distribution to All Unitholders, including Incentive Distributions	$9,271		$9,264		$7,290
Distributable Cash Flow Coverage	1.43	x	1.53	x	1.92	x

	March 31,		December 31,		March 31,
	2009		2008		2008

Debt	$400,250		$398,750		$217,000
Total Partners' Capital	$177,513		$175,468		$139,926
Total Debt to Capitalization	69%		69%		61%
EBITDA, as further adjusted (1) to Interest Expense	4.7	x	4.1	x	5.0	x

(1) Management believes disclosure of EBITDA, as further adjusted, and Gross Margin, as adjusted, both non-GAAP measures, provides useful information to investors because, when viewed with our GAAP results and accompanying reconciliations, they provide a more complete understanding of our performance than GAAP results alone.  Management uses EBITDA, as further adjusted, and Gross Margin, as adjusted, as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons. In addition, EBITDA, as further adjusted, is used by management as a valuation measure.

(2) Distributable cash flow, a non-GAAP measure, is a significant liquidity metric used by management to compare basic cash flows generated by us to the cash distributions we expect to pay our partners. Using this metric, management can quickly compute the coverage ratio of estimated cash flows to planned cash distributions.

EXTERRAN PARTNERS, L.P.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2009	2008	2008

Reconciliation of GAAP to Non-GAAP Financial Information:

Net income	$6,721	$7,810	$6,547
Income tax expense	149	186	111
Depreciation and amortization	8,334	8,026	5,674
Cap on operating and selling, general and administrative costs provided by Exterran Holdings ("EXH")	2,653	1,938	3,574
Non-cash selling, general and administrative costs	90	52	(546)
Interest expense, net of interest income	4,819	5,826	3,801
EBITDA, as further adjusted (1)	22,766	23,838	19,161
Cash selling, general and administrative costs	5,911	5,864	3,547
Less: cap on selling, general and administrative costs provided by EXH	-	(104)	-
Less: other income, expense, net	27	(291)	(10)
Gross Margin, as adjusted for operating cost caps provided by EXH (1)	$28,704	$29,307	$22,698
Other (income), expense, net	(27)	291	10
Less: Gain on sale of compression equipment	-	(316)	-
Less: Cash interest expense	(4,686)	(5,750)	(3,696)
Less: Cash selling, general and administrative, as adjusted for cost caps provided by EXH	(5,911)	(5,760)	(3,547)
Less: Income tax expense	(149)	(186)	(111)
Less: Maintenance capital expenditures	(4,705)	(3,446)	(1,334)
Distributable cash flow (2)	$13,226	$14,140	$14,020

Cash flows from operating activities	$11,222	$17,142	$3,991
Amortization of debt issuance cost	(95)	(39)	(64)
Amortization of fair value of acquired interest rate swaps	(38)	(37)	(41)
Cap on operating and selling, general and administrative costs provided by EXH	2,653	1,938	3,574
Interest expense, net of interest income	4,819	5,826	3,801
Cash interest expense	(4,686)	(5,750)	(3,696)
Maintenance capital expenditures	(4,705)	(3,446)	(1,334)
Change in current assets/liabilities	4,056	(1,494)	7,789
Distributable cash flow (2)	$13,226	$14,140	$14,020

(1) Management believes disclosure of EBITDA, as further adjusted, and Gross Margin, as adjusted, both non-GAAP measures, provides useful information to investors because, when viewed with our GAAP results and accompanying reconciliations, they provide a more complete understanding of our performance than GAAP results alone.  Management uses EBITDA, as further adjusted, and Gross Margin, as adjusted, as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons. In addition, EBITDA, as further adjusted, is used by management as a valuation measure.

(2) Distributable cash flow, a non-GAAP measure, is a significant liquidity metric used by management to compare basic cash flows generated by us to the cash distributions we expect to pay our partners. Using this metric, management can quickly compute the coverage ratio of estimated cash flows to planned cash distributions.

EXTERRAN PARTNERS, L.P.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except percentages)

	Three Months Ended
	March 31,	December 31,	March 31,
	2009	2008	2008

Total Available Horsepower (at period end)	1,041	1,026	720

Total Operating Horsepower (at period end)	887	909	652

Average Operating Horsepower	900	908	659

Horsepower Utilization:

Spot (at period end)	85%	89%	91%
Average	87%	89%	91%

Combined U.S. Contract Operations Horsepower of Exterran Holdings and Exterran Partners covered by
contracts converted to service agreements (at period end)	1,812	1,730	1,274

Available Horsepower:

Total Available U.S. Contract Operations Horsepower of Exterran Holdings and Exterran Partners (at period end)	4,464	4,459	4,365

% of U.S. Contract Operations Available Horsepower of Exterran Holdings and Exterran Partners covered by	41%	39%	29%
contracts converted to service agreements (at period end)

Operating Horsepower:

Total Operating U.S. Contract Operations Horsepower of Exterran Holdings and Exterran Partners (at period end)	3,247	3,390	3,462

% of U.S. Contract Operations Operating Horsepower of Exterran Holdings and Exterran Partners covered by	56%	51%	37%
contracts converted to service agreements (at period end)